EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(In Thousands, Except Per Share Data) (Unaudited)

	9 MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2016	2015	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$11,531	$12,406	-7.05%
Return on Average Assets	1.25%	1.32%	-5.30%
Return on Average Equity	8.16%	8.78%	-7.06%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,245,333	$1,232,531	1.04%
Available-for-Sale Securities	409,800	461,713	-11.24%
Loans (Net)	733,917	672,449	9.14%
Allowance for Loan Losses	8,421	7,416	13.55%
Deposits and Repo Sweep Accounts	998,200	966,856	3.24%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	157,845	152,275	3.66%
Trust Assets Under Management	867,852	790,215	9.82%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.95	$1.02	-6.86%
Net Income - Diluted	$0.95	$1.01	-5.94%
Cash Dividends Declared	$0.78	$0.78	0.00%
Common Book Value	$15.77	$15.60	1.09%
Tangible Common Book Value	$14.78	$14.62	1.09%
Market Value (Last Trade)	$21.97	$19.52	12.55%
Market Value / Common Book Value	139.32%	125.13%	11.34%
Market Value / Tangible Common Book Value	148.65%	133.52%	11.33%
Price Earnings Multiple (Annualized)	17.34	14.35	20.84%
Dividend Yield (Annualized)	4.73%	5.33%	-11.26%
Common Shares Outstanding, End of Period	12,087,223	12,187,033	-0.82%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.48%	14.59%	-0.69%
Nonperforming Assets / Total Assets	1.61%	1.28%	25.78%
Allowance for Loan Losses / Total Loans	1.13%	1.09%	3.67%
Total Risk Based Capital Ratio (a)	23.58%	24.54%	-3.91%
Tier 1 Risk Based Capital Ratio (a)	22.47%	23.39%	-3.93%
Common Equity Tier 1 Risk Based Capital Ratio (a)	22.47%	23.39%	-3.93%
Leverage Ratio (a)	14.18%	13.95%	1.65%

AVERAGE BALANCES
Average Assets	$1,226,733	$1,249,156	-1.80%
Average Equity	$188,424	$188,305	0.06%

(a) Capital ratios for the most recent period are estimated.

1

QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION

(In Thousands) (Unaudited)	For the Three Months Ended:
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2016	2016	2016	2015	2015	2015	2015
Interest income	$11,131	$10,924	$10,937	$11,036	$11,134	$11,186	$11,163
Interest expense	944	925	904	1,087	1,126	1,176	1,213
Net interest income	10,187	9,999	10,033	9,949	10,008	10,010	9,950
Provision for loan losses	538	318	368	319	302	221	3
Net interest income after provision for loan losses	9,649	9,681	9,665	9,630	9,706	9,789	9,947
Other income	3,884	3,906	3,690	3,999	3,961	3,962	3,556
Net gains on available-for-sale securities	584	122	383	1,776	79	932	74
Loss on prepayment of borrowings	0	0	0	1,663	0	910	0
Other expenses	8,579	8,535	9,072	8,416	8,117	7,964	8,533
Income before income tax provision	5,538	5,174	4,666	5,326	5,629	5,809	5,044
Income tax provision	1,451	1,303	1,093	1,261	1,395	1,452	1,229
Net income	$4,087	$3,871	$3,573	$4,065	$4,234	$4,357	$3,815
Net income per share – basic	$0.34	$0.32	$0.29	$0.33	$0.35	$0.36	$0.31
Net income per share – diluted	$0.34	$0.32	$0.29	$0.33	$0.35	$0.36	$0.31

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION
(In Thousands) (Unaudited)	As of:
	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2016	2016	2015	2015
ASSETS
Cash & Due from Banks	$34,070	$27,436	$36,061	$32,221
Available-for-Sale Securities	409,800	417,205	420,290	461,713
Loans Held for Sale	621	381	280	76
Loans, Net	733,917	719,913	696,991	672,449
Intangible Assets	11,963	11,966	11,972	11,978
Other Assets	54,962	54,117	57,823	54,094
TOTAL ASSETS	$1,245,333	$1,231,018	$1,223,417	$1,232,531

LIABILITIES
Deposits	$991,880	$967,951	$935,615	$961,112
Repo Sweep Accounts	6,320	5,661	4,915	5,744
Total Deposits and Repo Sweeps	998,200	973,612	940,530	966,856
Borrowed Funds	46,808	58,656	87,348	67,342
Other Liabilities	9,722	8,220	8,052	8,233
TOTAL LIABILITIES	1,054,730	1,040,488	1,035,930	1,042,431

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income/ Loss	185,173	183,636	184,959	183,978
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on
Available-for-sale Securities	5,388	6,849	2,493	6,116
Defined Benefit Plans Adjustment, Net	42	45	35	6
TOTAL SHAREHOLDERS' EQUITY	190,603	190,530	187,487	190,100
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,245,333	$1,231,018	$1,223,417	$1,232,531

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AVAILABLE-FOR-SALE SECURITIES	September 30, 2016		June 30, 2016		December 31, 2015
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of U.S. Government agencies	$9,667	$9,747	$9,664	$9,781	$10,663	$10,483
Obligations of states and political subdivisions:
Tax-exempt	116,797	121,283	110,702	116,056	103,414	107,757
Taxable	32,764	33,672	34,015	35,132	34,317	34,597
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	60,966	62,187	64,108	65,407	73,227	73,343
Residential collateralized mortgage obligations	164,508	165,719	175,889	177,980	193,145	191,715
Commercial mortgage-backed securities	16,056	16,112	11,120	11,239	0	0
Other collateralized debt obligations	0	0	1	1	9	9
Total debt securities	400,758	408,720	405,499	415,596	414,775	417,904
Marketable equity securities	752	1,080	1,171	1,609	1,680	2,386
Total	$401,510	$409,800	$406,670	$417,205	$416,455	$420,290

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2016	2016	2015	2015
Residential mortgage:
Residential mortgage loans - first liens	$325,533	$315,191	$304,783	$298,096
Residential mortgage loans - junior liens	22,794	22,159	21,146	20,601
Home equity lines of credit	38,623	39,054	39,040	38,585
1-4 Family residential construction	23,310	22,241	21,121	23,633
Total residential mortgage	410,260	398,645	386,090	380,915
Commercial:
Commercial loans secured by real estate	149,938	153,070	154,779	135,760
Commercial and industrial	86,969	82,390	75,196	72,011
Political subdivisions	38,653	41,026	40,007	40,186
Commercial construction and land	12,809	9,193	5,122	6,852
Loans secured by farmland	6,900	6,615	7,019	7,521
Multi-family (5 or more) residential	8,133	8,173	9,188	9,181
Agricultural loans	4,313	4,692	4,671	4,588
Other commercial loans	11,557	11,904	12,152	12,691
Total commercial	319,272	317,063	308,134	288,790
Consumer	12,806	12,134	10,656	10,160
Total	742,338	727,842	704,880	679,865
Less: allowance for loan losses	(8,421)	(7,929)	(7,889)	(7,416)
Loans, net	$733,917	$719,913	$696,991	$672,449

Loans Held for Sale
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2016	2016	2015	2015
Residential mortgage loans originated and serviced - outstanding balance	$158,466	$156,798	$152,728	$152,351
Less: outstanding balance of loans sold	(157,845)	(156,417)	(152,448)	(152,275)
Loans held for sale, net	$621	$381	$280	$76

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2016	2016	2016	2015
Balance, beginning of period	$7,929	$7,661	$7,889	$7,336
Charge-offs	(61)	(63)	(737)	(496)
Recoveries	15	13	45	50
Net charge-offs	(46)	(50)	(692)	(446)
Provision for loan losses	538	318	1,224	526
Balance, end of period	$8,421	$7,929	$8,421	$7,416

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(In Thousands)

	Sept. 30,	June 30,	Dec 31,	Sept. 30,
	2016	2016	2015	2015
Impaired loans with a valuation allowance	$3,621	$1,275	$1,933	$1,963
Impaired loans without a valuation allowance	7,514	8,055	8,041	7,812
Total impaired loans	$11,135	$9,330	$9,974	$9,775

Total loans past due 30-89 days and still accruing	$4,040	$6,945	$7,057	$4,780

Nonperforming assets:
Total nonaccrual loans	$10,206	$10,504	$11,517	$11,632
Total loans past due 90 days or more and still accruing	7,539	4,654	3,229	2,833
Total nonperforming loans	17,745	15,158	14,746	14,465
Foreclosed assets held for sale (real estate)	2,321	2,052	1,260	1,363
Total nonperforming assets	$20,066	$17,210	$16,006	$15,828

Loans subject to troubled debt restructurings (TDRs):
Performing	$946	$1,047	$1,186	$1,043
Nonperforming	5,032	5,102	5,178	5,182
Total TDRs	$5,978	$6,149	$6,364	$6,225

Total nonperforming loans as a % of loans	2.39%	2.08%	2.09%	2.13%
Total nonperforming assets as a % of assets	1.61%	1.40%	1.31%	1.28%
Allowance for loan losses as a % of total loans	1.13%	1.09%	1.12%	1.09%
Allowance for loan losses as a % of nonperforming loans	47.46%	52.31%	53.50%	51.27%

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Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2016	Return/	6/30/2016	Return/	9/30/2015	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$291,847	1.98%	$297,608	2.02%	$361,481	2.02%
Tax-exempt	112,679	4.51%	108,652	4.79%	111,735	5.14%
Total available-for-sale securities	404,526	2.69%	406,260	2.76%	473,216	2.75%
Interest-bearing due from banks	17,138	0.67%	24,250	0.60%	19,774	0.46%
Loans held for sale	556	5.01%	540	5.96%	245	8.10%
Loans receivable:
Taxable	671,408	4.95%	650,213	5.00%	610,516	5.10%
Tax-exempt	61,608	4.50%	61,669	4.50%	63,219	4.50%
Total loans receivable	733,016	4.91%	711,882	4.96%	673,735	5.05%
Total Earning Assets	1,155,236	4.07%	1,142,932	4.09%	1,166,970	4.04%
Cash	17,523		16,522		16,961
Unrealized gain/loss on securities	9,654		7,737		7,015
Allowance for loan losses	(8,050)		(7,756)		(7,376)
Bank premises and equipment	15,379		15,390		15,808
Intangible Asset - Core Deposit Intangible	24		25		38
Intangible Asset – Goodwill	11,942		11,942		11,942
Other assets	38,225		38,938		38,294
Total Assets	$1,239,933		$1,225,730		$1,249,652

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$200,789	0.15%	$196,918	0.15%	$197,189	0.11%
Money market	205,158	0.17%	200,896	0.17%	202,106	0.15%
Savings	133,269	0.10%	132,353	0.10%	128,939	0.10%
Certificates of deposit	123,475	0.77%	117,825	0.75%	125,886	0.66%
Individual Retirement Accounts	103,259	0.42%	104,030	0.42%	109,661	0.41%
Other time deposits	1,523	0.26%	1,140	0.00%	1,514	0.26%
Total interest-bearing deposits	767,473	0.28%	753,162	0.28%	765,295	0.25%
Borrowed funds:
Short-term	18,655	0.64%	23,225	0.71%	12,972	0.28%
Long-term	38,571	3.76%	38,649	3.77%	62,876	3.98%
Total borrowed funds	57,226	2.75%	61,874	2.62%	75,848	3.34%
Total Interest-bearing Liabilities	824,699	0.46%	815,036	0.46%	841,143	0.53%
Demand deposits	215,880		215,443		212,022
Other liabilities	9,057		8,304		8,803
Total Liabilities	1,049,636		1,038,783		1,061,968
Stockholders' equity, excluding other comprehensive income/loss	183,966		181,882		183,116
Other comprehensive income/loss	6,331		5,065		4,568
Total Stockholders' Equity	190,297		186,947		187,684
Total Liabilities and Stockholders' Equity	$1,239,933		$1,225,730		$1,249,652
Interest Rate Spread		3.61%		3.63%		3.51%
Net Interest Income/Earning Assets		3.74%		3.76%		3.66%

Total Deposits (Interest-bearing and Demand)	$983,353		$968,605		$977,317

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds are presented on an annualized basis.

5

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2016	Return/	9/30/2015	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$298,421	2.03%	$379,666	2.08%
Tax-exempt	108,926	4.83%	115,255	5.27%
Total available-for-sale securities	407,347	2.78%	494,921	2.82%
Interest-bearing due from banks	20,566	0.58%	22,886	0.43%
Loans held for sale	516	5.44%	160	8.36%
Loans receivable:
Taxable	654,256	4.98%	595,170	5.24%
Tax-exempt	61,319	4.51%	51,468	4.80%
Total loans receivable	715,575	4.94%	646,638	5.20%
Total Earning Assets	1,144,004	4.09%	1,164,605	4.10%
Cash	16,548		16,723
Unrealized gain/loss on securities	8,154		9,287
Allowance for loan losses	(7,913)		(7,331)
Bank premises and equipment	15,409		16,050
Intangible Asset - Core Deposit Intangible	26		44
Intangible Asset – Goodwill	11,942		11,942
Other assets	38,563		37,836
Total Assets	$1,226,733		$1,249,156

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$197,628	0.14%	$196,109	0.11%
Money market	199,211	0.17%	197,852	0.15%
Savings	131,880	0.10%	128,561	0.10%
Certificates of deposit	118,256	0.75%	123,523	0.68%
Individual Retirement Accounts	104,280	0.42%	111,729	0.41%
Other time deposits	1,157	0.12%	1,150	0.12%
Total interest-bearing deposits	752,412	0.28%	758,924	0.26%
Borrowed funds:
Short-term	25,828	0.69%	9,417	0.21%
Long-term	38,648	3.77%	68,332	4.01%
Total borrowed funds	64,476	2.53%	77,749	3.55%
Total Interest-bearing Liabilities	816,888	0.45%	836,673	0.56%
Demand deposits	213,172		215,949
Other liabilities	8,249		8,229
Total Liabilities	1,038,309		1,060,851
Stockholders' equity, excluding other comprehensive income/loss	183,078		182,252
Other comprehensive income/loss	5,346		6,053
Total Stockholders' Equity	188,424		188,305
Total Liabilities and Stockholders' Equity	$1,226,733		$1,249,156
Interest Rate Spread		3.64%		3.54%
Net Interest Income/Earning Assets		3.77%		3.69%

Total Deposits (Interest-bearing and Demand)	$965,584		$974,873

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds are presented on an annualized basis.

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COMPARISON OF NONINTEREST INCOME

(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2016	2016	2015	2016	2015
Service charges on deposit accounts	$1,221	$1,164	$1,302	$3,523	$3,629
Service charges and fees	118	123	137	335	373
Trust and financial management revenue	1,172	1,251	1,123	3,567	3,478
Brokerage revenue	216	180	215	569	640
Insurance commissions, fees and premiums	26	27	24	74	87
Interchange revenue from debit card transactions	481	487	482	1,431	1,456
Net gains from sales of loans	236	295	243	699	573
(Decrease) increase in fair value of servicing rights	(68)	(108)	13	(247)	(137)
Increase in cash surrender value of life insurance	97	93	95	286	294
Other operating income	385	394	327	1,243	1,086
Total other operating income, before realized gains on available-for-sale securities, net	$3,884	$3,906	$3,961	$11,480	$11,479

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2016	2016	2015	2016	2015
Salaries and wages	$3,901	$3,913	$3,744	$11,701	$10,834
Pensions and other employee benefits	1,060	1,002	1,016	3,499	3,336
Occupancy expense, net	601	560	623	1,770	1,985
Furniture and equipment expense	435	439	477	1,301	1,398
FDIC Assessments	151	155	155	448	454
Pennsylvania shares tax	287	323	311	932	946
Professional fees	245	282	141	816	437
Automated teller machine and interchange expense	291	267	234	807	735
Software subscriptions	237	251	209	729	617
Other operating expense	1,371	1,343	1,207	4,183	3,872
Total noninterest expense, before loss on prepayment of borrowings	8,579	8,535	8,117	26,186	24,614
Loss on prepayment of borrowings	0	0	0	0	910
Total noninterest expense	$8,579	$8,535	$8,117	$26,186	$25,524

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